                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 12, 2000
       -------------------------------------------------------------------


                        FLEETBOSTON FINANCIAL CORPORATION
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
       -------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 1-6366                         05-0341324
       -------------------------------------------------------------------
        (Commission File Number)      (IRS Employer IdenTification No.)


          100 Federal Street, Boston, Massachusetts           02110
       ------------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (617) 434-2200
                                                           --------------


       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.         OTHER MATERIALLY IMPORTANT EVENTS.

         On September 12, 2000, Registrant agreed to issue and sell $1,500,000,000 of its 7.25% Senior Notes due 2005 (the "Notes") under Registration Statement No. 333-36444. The Notes were purchased on September 15, 2000 by Chase Securities Inc. and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule II to the Underwriting Agreement dated September 12, 2000 relating thereto.



Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)      Financial Statements

              Not applicable

     (b)      Pro Forma Financial Statements

              Not applicable

     (c)      Exhibits

              The following exhibits are filed as part of this report:

              (1) Underwriting Agreement relating to the Notes, dated September 12, 2000, between Registrant and Chase Securities Inc. and Salomon Smith Barney Inc., as Representatives of the several Underwriters named therein.

              (2)      Specimen certificate of the Notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                            FLEETBOSTON FINANCIAL CORPORATION


                                            By  /s/  Gary A. Spiess
                                              ----------------------------------
                                                Gary A. Spiess
                                                Senior Vice President and
                                                Senior Deputy General Counsel,
                                                Assistant Secretary



Date:  September 15, 2000